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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A*


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (date of earliest event reported): September 4, 1998


                                BIOFARM, INC.***
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



    Nevada                        0-20317                        88-0270266
---------------           ------------------------           -------------------
(State or other           (Commission File Number)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)



                 1244 Main Street, Linfield, Pennsylvania 19468
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (610) 495-8413


      ***Name changed from Global Spill Management, Inc. on October 7, 1998

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*Amended November 19, 1998 to reflect certain typographical corrections in pages 2-5 inclusive.

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                             INTRODUCTORY STATEMENT

This Form 8-K filing supplements the Form 8-K filing by Global Spill Management, Inc. on March 6, 1998. The purpose of this supplemental filing is to render current the responses herein to Items 1, 2, 4, 7 and 8, as well as to manifest compliance with certain accounting matters set forth in an accounting memorandum sent to the registrant by the Commission and dated July 28, 1998.

Additionally, the registrant requests that the report of Coopers & Lybrand, dated November 18, 1997, for the two years and six months ended June 30, 1997, be withdrawn from the Form 8-K filing dated March 6, 1998.

On October 5, 1998, the shareholders of the registrant voted to change the name of the registrant to Biofarm, Inc. Such name change was filed with the state of incorporation on October 7, 1998.

On April 1, 1998, the registrant entered into a Stock Purchase Agreement, as amended, (the "Stock Purchase Agreement") with Litchfield Continental, Ltd., a British Virgin Island corporation ("Litchfield"), the parent of Biofarm, S.A., a Romanian pharmaceutical corporation. Pursuant to the Stock Purchase Agreement, the registrant agreed to acquire approximately 87% of the issued and outstanding shares of capital stock of Biofarm, S.A. On September 4, 1998, the Stock Purchase Agreement was amended to waive the requirement that the registrant obtain shareholder approval of the transaction. As a result of such amendment, on September 4, 1998, the registrant completed the acquisition of approximately 87% of the issued and outstanding shares of Biofarm, S.A.; and, on October 5, 1998, the nominees of Litchfield were elected to the Board of Directors of the registrant.

In consideration for the purchase of the shares of Biofarm, S.A., the registrant issued to Litchfield a convertible non-negotiable secured debenture (the "Debenture") in the principal sum of Six Million Four Hundred and Thirty Four Thousand Six Hundred Eighty One Dollars ($6,434,681). Therefore, Biofarm, S.A. is now a majority owned subsidiary of the registrant.

The Debenture provides that there is no interest due or payable on the principal sum and is non-negotiable and non-transferable. The Debenture is non-redeemable and does not represent a debt obligation of the registrant. The Debenture provides that, from time to time, for a period of five (5) years from the date of the Debenture, the holder thereof may convert a portion, but not less than 2.5%, of the original principal sum into shares of the registrant's Common Stock. The Debenture is convertible at the rate of 2% of the then issued and outstanding Common Stock of the registrant for each 2.5% of the principal sum of the Debenture that is converted. Therefore, and in accordance with the terms of the Debenture, if the entire principal sum of the Debenture is converted, the holder will own eighty percent (80%) of the registrant's issued and outstanding Common Stock based upon the number of shares thereof outstanding as of the date of conversion. The registrant has a sufficient number of shares of Common Stock authorized to permit the entire conversion. Such conversion is not permitted prior to January 31, 1999, is permissible thereafter for a period of five years from September 4, 1998, and is convertible only in increments of 2.5% of the principal amount of the Debenture. An additional maximum of 10% of the registrant's then issued and outstanding shares will be issued to Litchfield dependent upon the realization by Biofarm, S.A. of certain earnings increases (measured by the earnings of Biofarm, S.A. for the calendar year ended December 31, 1997).

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Item 1.  Changes in Control of Registrant

Pursuant to a Proxy Statement dated September 21, 1998, the shareholders of the registrant, on October 5, 1998, voted to elect eight nominees of Litchfield to the Board of Directors of the registrant. The three previous directors of the registrant were not candidates for reelection. (See Item 2 hereinafter.)

Item 2.  Acquisition or Disposition of Assets

The registrant, on September 4, 1998, completed the transaction pursuant to which it acquired approximately 87% of the issued and outstanding shares of capital stock of Biofarm, S.A., a Romanian pharmaceutical manufacturer, from Litchfield. The registrant issued to Litchfield a convertible non-negotiable secured debenture in the principal sum of $6,434,681. Such Debenture is non-convertible prior to January 31, 1999, and thereafter only in increments of 2.5%. On October 5, 1998, the nominees of Litchfield to the Board of registrant were elected by vote of the registrant's shareholders.

Item 4.  Changes in Registrant's Certifying Accountant

The registrant, on September 4, 1998, completed the transaction pursuant to which it acquired approximately 87% of the issued and outstanding shares of capital stock of Biofarm, S.A., a Romanian pharmaceutical manufacturer, from Litchfield. The registrant issued to Litchfield a convertible non-negotiable secured debenture in the principal sum of $6,434,681. Such Debenture is non-convertible prior to January 31, 1999, and thereafter only in increments of 2.5%. On October 5, 1998, the nominees of Litchfield to the Board of registrant were elected by vote of the registrant's shareholders.

Inasmuch as the shareholders of Litchfield obtained thereby board and management (and potential voting) control of the registrant, for financial accounting purposes the acquisition of Biofarm, S.A. by the registrant will be accounted for as a reverse purchase in accordance with generally accepted accounting principles. Accordingly, the statement of financial condition and statements of operations and cash flow will reflect the historical balance sheet and activities of Biofarm, S.A. for all of the required reporting periods as well as the balance sheet of the registrant from October 5, 1998.

The then proposed acquisition of the capital stock of Biofarm, S.A. by the registrant has previously been reported in a Form 8-K filing dated March 6, 1998, the definitive acquisition is disclosed in the Proxy Statement, dated September 21, 1998, and the registrant is filing this additional (supplementing the filing on March 6, 1998) Form 8-K on or before 75 days from September 4, 1998, containing the unaudited financial statements of Biofarm, S.A. as of and for the nine-month period ended September 30, 1998, and as of and for the year ended December 31, 1997, and the relevant Exhibits.

Such Proxy Statement also solicited the affirmative vote of the shareholders of the registrant to the selection of BDO Binder GmbH as the certifying accountant for the registrant. Previously, such certifying accountant had been BDO Seidman, LLP (Philadelphia,


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Pennsylvania).

Pursuant to Item 304(a)(2) of Regulation S-K, the appointment of BDO
Binder GmbH during the interim three month period subsequent to the registrant's two most recent fiscal years as the principal accountant to audit the registrant's financial statements, which appointment became effective with the affirmative vote of the shareholders of the registrant on October 5, 1998, becomes a reportable event on this Form 8-K filing. Assuming BDO Seidman LLP to be an affiliate of BDO Binder GmbH, it is to be noted that the registrant consulted with BDO Seidman LLP prior to the definitive acquisition of 87% of Biofarm, S.A. on September 4, 1998, and prior to the shareholders' vote on October 5, 1998, to retain BDO Binder GmbH as independent Certifying
Accountant, with respect to such matters as the accounting treatment to be accorded the acquisition of Biofarm, S.A. by the registrant; the financial statements to be filed by the registrant with its required Form 10-QSB filing for the quarter ended September 30, 1998 (given the September 4, 1998, acquisition date and October 5, 1998, date of election of the Litchfield nominees to registrant's board); the financial disclosures mandated by the reverse acquisition described above; the effect of the reverse acquiree having a fiscal period different from that of the former registrant; and the need to file a Form 8-K within 75 days of September 4, 1998, containing audited financial statements of Biofarm, S.A. for the period ended September 30, 1998. Finally, since the closing date (September 30, 1998) for the audit of Biofarm, S.A. preceded the selection of BDO Binder GmbH on October 5, 1998, and since PricewaterhouseCoopers had audited the financial statements of Biofarm, S.A. for the year ended December 31, 1997, it was determined that the latter should conduct the audit for the nine-month period ended September 30, 1998.

Item 7.  Financial Statements and Exhibits

         a) Financial Statements of Business Acquired

            There are filed herewith the unaudited financial statements of Biofarm, S.A. as of and for the nine-month period ended September 30, 1998, and as of and for the year ended December 31, 1997.

            THE ATTACHED FINANCIAL STATEMENTS ARE INCLUDED FOR INFORMATIONAL PURPOSES AND DO NOT COMPLY WITH ALL OF THE REQUIREMENTS OF FORM 8-K AND REGULATION S-X. WHEN THE FINANCIAL STATEMENTS OF BIOFARM, S.A. ARE AUDITED AND THE INDEPENDENT AUDITORS' REPORT ON THEM MEET ALL THE REQUIREMENTS OF RULE 2-02 OF REGULATION S-X, THE FINANCIAL STATEMENTS WILL IMMEDIATELY BE REFILED ON AN AMENDED FORM 8-K.

            One day prior to the required filing date for this Form 8-K, the Registrant was advised by PricewaterhouseCoopers (PWC) that the PWC opinion on the September 30, 1998, balance sheet and the related statements of operations and cash flows for the nine-month period then ended, would be qualified by virtue of a scope limitation relating to the real property owned by Biofarm, S.A. PWC had previously delivered to the Registrant the September 30, 1998, financial statements and had advised the Registrant that their opinion would be forthcoming in time to effect this 8-K filing.

            The PWC scope limitation results from a decision made by the Registrant to treat the real property owned by Biofarm, S.A. as having a zero value (fully depreciated). Such decision was prompted by a conference call initiated by PWC on November 12, 1998, in which call PWC advised the Registrant that the Coopers & Lybrand (the predecessor of PWC) audit report dated June 5, 1998, covering the year ended December 31, 1997, could not be relied upon because the financial statements included the appraised value of such real property. Thereafter, PWC concluded that its opinion on the nine-month period ended September 30, 1998, would be qualified and its December 31, 1997, opinion would have to be withdrawn.

            The Registrant, realizing that the appraisal method was used in the December 31, 1997 financial statements, because historical cost records relating to the real property costs and depreciation thereof were not available (the buildings having been constructed over thirty years ago during the period of the Communist regime in Romania, and Biofarm S.A. having been privatized in June 1997), advised PWC that a zero value (fully depreciated) for the real property was acceptable to the Registrant and that the Registrant would agree to such treatment retroactively. PWC then caused the September 30, 1997, and December 31, 1997, financial statements to be prepared on such basis, having been apprised of the Registrant's decision on November 13, 1998.

            On November 17, 1998, when the Registrant proposed to file this Form 8-K and when the Registrant was advised by PWC that their opinion would be qualified due to a scope limitation at and for the period ended September 30, 1998, PWC asked for assurance from the Registrant that, even with a scope limitation, the Registrant would not include the PWC audit opinion at September 30, 1998, and the Coopers & Lybrand audit opinion as of December 31, 1997, and for the year then ended, in any future 1933 Act filing by the Registrant.(PWC alluded to the need to obtain PWC's consent to the use of either such opinion in any future 1933 Act filing.) Notwithstanding the Registrant's acceptance of this condition, PWC continued to insist upon the scope limitation being included in the September 30, 1998, and December 31, 1997 reports. At this point, the Registrant concluded that PWC was adamant in its position that the opinion on the December 31, 1997 audit be withdrawn and that the September 30, 1998, audit be qualified.

            PWC had, of course, been previously notified that, on October 5, 1998, the shareholders of the Registrant had voted to appoint BDO Binder GmbH as auditors for the Registrant on a consolidated basis. Such engagement is to commence effective with the December 31, 1998, consolidated financial statements of the Registrant.

            Accordingly, the Registrant has determined to file this Form 8-K with the unaudited September 30, 1998, and December 31, 1997, financial statements and footnotes. Footnote 12 to the unaudited September 30, 1998 financial statements states: "Previously, the Company recorded property, plant and equipment at both historical cost and valuation. The Company has changed its method of accounting for property, plant and equipment to historical cost. The opening balance of retained earnings has accordingly been restated to record a prior period adjustment for a correction of an error."

         b) Pro Forma Financial Statements

            inapplicable (neither meaningful nor material)

         c) Exhibits


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            there are filed herewith the following conformed copies of all relevant documents incident to the acquisition of Biofarm, S.A. by the registrant:

          Exhibits
          --------
               1   Stock Purchase Agreement, dated April 1, 1998
               2   Addendum to Stock Purchase Agreement, dated September 3, 1998
               3   Escrow Agreement, dated September 4, 1998
               4   Debenture, dated September 4, 1998
               5   Agreement between registrant and Suisse Capital Complex, Inc.
                    dated October 16, 1998
               6   Reaffirmation of Representations and Warranties, dated
                    September 3, 1998
               7   Assignment, dated September 2, 1998
               8   Post-Closing Agreement, dated September 4, 1998

Item 8.  Changes in Fiscal Year

On October 5, 1998, the registrant's Board of Directors approved a resolution to change the fiscal year from June 30 to December 31, effective December 31, 1998. The registrant's Form 10-K for the fiscal year ending December 31, 1998, will reflect such new fiscal period. As a result of the reverse acquisition described above, there will be no transition period included in such Form 10-K filing because there is no change in the fiscal period of the reverse acquiree. However, the fiscal period (June 30) of the previous registrant will change. The Form 10-K to be filed for the fiscal year ending December 31, 1998, will, therefore, be filed by Biofarm, Inc. (the registrant's name having also been changed by vote of its shareholders on October 5, 1998), with the relevant financials reflecting the historical balance sheet and activities of Biofarm, S.A. for all of the required reporting periods and the balance sheet of the registrant from October 5, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BIOFARM, INC.


                                         By: /s/ Keith D. Beekmeyer
                                             ----------------------------------
                                             Keith D. Beekmeyer
                                             Chairman


Dated: November 19, 1998